Exhibit 99.33

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-C

KEY PERFORMANCE FACTORS
July 31, 1998



Expected B Maturity 6/16/2003


Blended Coupon 5.7936%


Excess Protection Level
3 Month Average   3.09%
July, 1998   3.09%
June, 1998  N/A
May, 1998  N/A


Cash Yield18.11%


Investor Charge Offs 4.59%


Base Rate10.44%


Over 35 Day Delinquency 4.90%


Seller's Interest15.22%


Total Payment Rate14.52%


Total Principal Balance$37,740,921,726.81


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$5,743,527,208.32